Investor Presentation Dunkin’ Brands Group, Inc. 1 Fourth Quarter 2012

Forward-Looking Statements • Certain information contained in this presentation, particularly information regarding future economic performance, finances, and expectations and objectives of management constitutes forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and are generally contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or similar expressions. Our forward-looking statements are subject to risks and uncertainties, which may cause actual results to differ materially from those projected or implied by the forward-looking statement. • Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K. Nothing in this presentation should be regarded as a representation by any person that these targets will be achieved and the Company undertakes no duty to update its targets. • Regulation G This presentation contains certain non-GAAP measures which are provided to assist in an understanding of the Dunkin’ Brands Group, Inc. business and its performance. These measure should always be considered in conjunction with the appropriate GAAP measure. Reconciliations of non-GAAP amounts to the relevant GAAP amount are available on www.investor.dunkinbrands.com. 2

3 YEARS OF BRAND HERITAGE SIGNIFICANT U.S. & GLOBAL GROWTH OPPORTUNITY ASSET-LIGHT, NEARLY 60+ 100% FRANCHISED BUSINESS

4 75% 18% 7% OF 2012 SEGMENT REVENUE OF 2012 SEGMENT REVENUE OF 2012 SEGMENT REVENUE

Focused Growth Strategies Across Each Segment 5 INCREASE COMPARABLE STORE SALES AND PROFITABILITY IN DD U.S. INCREASE COMPARABLE STORE SALES GROWTH OF BR U.S. CONTINUE DD U.S. CONTIGUOUS STORE EXPANSION DRIVE ACCELERATED INTERNATIONAL GROWTH ACROSS BOTH BRANDS

GROW comp store sales growth of BR U.S. DRIVE accelerated international growth across both brands Capitalizing on Near-Term Growth; Laying Groundwork for the Future 6 SHORT-TERM GROWTH DRIVER MEDIUM-TERM GROWTH DRIVER LONG-TERM GROWTH DRIVER ACCELERATE DD U.S. contiguous store expansion GROW comp store sales and profitability in DD U.S.

Strong Performance in 2012 7 6.1% 15% 4.2% DUNKIN’ DONUTS U.S. COMP STORE SALES GROWTH 7.0% GLOBAL SYSTEM-WIDE SALES GROWTH1 REVENUE GROWTH1 ADJUSTED OPERATING INCOME GROWTH1 1 Adjusted for impact of extra week in 2011

8 INCREASE COMPARABLE STORE SALES AND PROFITABILITY IN DD U.S.

5.7% 4.3% 7.0% 6.1% 4.3% 1.3% (0.8%) (1.3%) 2.3% 5.1% 4.2% 2.8% 3.8% 6.0% 7.4% 7.2% 4.0% 2.8% 3.2% (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 Strong Dunkin’ Donuts U.S. Comp Growth Momentum Resilient Comp Performance Throughout Economic Cycles 9 45 CONSECUTIVE QUARTERS OF COMPARABLE STORE SALES GROWTH Note: Fiscal year-end changed from August to December starting in 2006

Driving Comparable Store Sales and Franchisee Profitability 10 Portfolio of High-Margin, Differentiated Beverage and Food Products Successful Limited Time Offer Strategy

Significant Growth Opportunities Across Dayparts and Regions CORE & ESTABLISHED Markets Protecting and growing morning daypart Capitalizing on afternoon snacking opportunity Continue to grow Dunkin’ Donuts K-Cups EMERGING & WEST Markets Building morning beverage and food ritual Capitalizing on afternoon snacking opportunity Continue to grow Dunkin’ Donuts K-Cups Confidential information: Copying, dissemination or distribution of this information is strictly prohibited. 11

Powerful Track Record of Product Innovation 12 1995 Coffee excellence Hazelnut and French Vanilla 1996 Breakfast sandwiches Bagels 2000 Dunkaccino® Hot chocolate 2001 Vanilla Chai 2005 Turbo Ice® Orange Coolatta® 9 iced coffee and hot coffee flavors 2008 DD Smart® Flatbreads 2010 Bagel twists Coolatta® mixology PM snacks 2011 Big n’ Toasted Smoked Sausage Sandwich Shaped donuts Dunkin’ K-Cups Frozen Iced Tea Captain America Coolatta & Donut 2012 Bakery Sandwiches Angus Steak Sandwich Breakfast Burritos Oreo Coolattas, Donuts Pumpkin K-Cups 2010 Wake Up Wraps® 2003 Hot espresso platform 1998 Fruit Coolatta® 2004 Iced lattes 2013 Turkey Sausage Breakfast Sandwich

13 FRANCHISEE-FUNDED ADVERTISING BUDGET NATIONAL MARKETING DRIVING SALES AND BUILDING BRAND AWARENESS $300M+ CONSUMER ENGAGEMENT WITH INTERACTIVE & SOCIAL MEDIA

14 MOBILE & LOYALTY Enabling new level of speed & convenience for guests Over 1 million app downloads in 2012 Delivering geo-targeted offers Launching enhanced loyalty program in 2013

Dunkin’ Donuts K-Cups Driving Franchisee Sales and Profitability 15 Only Available in Dunkin’ Donuts Restaurants Growing with DD Limited Time Offers & Single-Serve Expansion 30% Dunkin’ K-Cup Comps in Q4 2012

16 CONTINUE DD U.S. CONTIGUOUS STORE EXPANSION

Opportunity to Double Dunkin’ Donuts US Footprint 17 REGION POPULATION (MM) STORES(1) PENETRATION Core 36.0 3,845 1:9,400 Established 53.8 2,348 1:23,000 Emerging 88.7 959 1:92,000 West 130.0 154 1:840,000 1 As of end of fiscal year 2012

7,306 ~15,000+ Significant Long-Term Expansion Opportunity for Dunkin’ Donuts U.S. 18 154 ~5,000 959 ~3,900 2,348 ~2,700 3,845 ~3,900 ~100 ~350 ~3,000 ~ 5,000 2012 Core Established Emerging West Long-term West Emerging Established Core 1:9,200 1:20,000 1:23,000 1:25,000 1:20,000 DD PRO FORMA LONG-TERM PENETRATION

Portfolio of Contemporary, Convenient Dunkin’ Donuts U.S. Restaurants 19 OF RESTAURANTS INCLUDE DRIVE-THRU OF TRADITIONAL NEW RESTAURANTS INCLUDE DRIVE THRU REMODELS LAST THREE YEARS OF RESTAURANTS IN NEWEST IMAGE AVERAGE AGE OF RESTAURANT IMAGE IS LESS THAN 50% 70% 1,700+ 70% 5 YEARS 24-HR RESTAURANTS TRADITIONAL STORES ~2,000 85% ALTERNATIVE POINTS OF DISTRIBUTION 15%

20 Compelling Unit Economics Driving Accelerated Growth 2011 COHORT STORE-LEVEL ECONOMICS – TRADITIONAL STORES AVERAGE UNIT VOLUMES $858,000 CASH-ON-CASH RETURNS 25-30% AVERAGE INITIAL CAPEX $461,000 1 Data for Standalone Traditional Dunkin’ Donuts restaurants only

Strong Growth in Restaurant Profitability Since 2008 21 $10K $15K 2011 2008 F IR S T YE A R S A L E S 10% 5% FIRST YE A R EB IT D A % 5% F IR S T YE A R C A S H -O N -C A S H R E T U R N 30% GROWTH IN W&E 2011 2008 15% 25% 35% 2011 2008 17% GROWTH IN C&E 9pt INCREASE IN W&E 6pt INCREASE IN C&E 22pt INCREASE IN W&E 20pt INCREASE IN C&E West & Emerging Core & Established

Unlocking Tremendous Westward Expansion Opportunity RIGOROUS REAL-ESTATE & FRANCHISEE SELECTION OPERATIONS-FOCUSED CULTURE NATIONAL MEDIA FOCUSED ON BEVERAGES 1 2 3 4 5 PORTFOLIO OF HIGH-MARGIN PRODUCTS FLAT NATIONAL COST OF GOODS BY 2015 22

291 Net New Restaurants in 2012 For 4% Net Unit Growth Rate Emerging 43% Established 2% West 55% Emerging 23% Established 42% West 9% Core 26% 2012 Net Openings by Market Type 2012 SDA Sales by Market Type 23

Compelling Unit Economics Driving High-Quality Franchise Demand Background of Dunkin’ Donuts U.S. 2012 SDA Purchasers Existing 65% New 35% G&C/Retail 5% Restaurant - QSR 80% Other 15% 24

Emerging 34% Established 2% West 64% Emerging 38% Established 33% West 19% Core 10% Targeting 330 – 360 Net New Restaurants in 2013 for 4.5% to 5% Net Unit Growth Rate Forecasted 2013 Net Openings by Market Type Forecasted 2013 SDA Sales by Market Type 25

Contiguous, Strategic Growth Westward Selling in-fill locations & SDAs to existing franchisees Selling SDAs to new and existing franchisees Future markets SOLD MULTI-STORE AGREEMENTS IN 2012 26

27 DRIVE ACCELERATED INTERNATIONAL GROWTH ACROSS BOTH BRANDS

Note: Unit count as of 12/29/12 Both brands have strong international presence with significant growth potential 28 Store count: 2,436 292 98 335 12 3,160 637 377 263 80 - 100 200 300 400 500 600 700 800 900 1,000 Asia Middle East Europe Americas Australia / NZ Baskin-Robbins Dunkin' Donuts 5,596 475 598 92 929 6,000

Baskin-Robbins International 29 History of LEADERSHIP in global ice cream category with innovation, unique guest experience CAPITALIZING on growing out-of-home global ice cream category and cake opportunity GROWING in existing and strategic, high-potential new markets

Dunkin’ Donuts International 30 STRENGTH in established Asian markets UNLOCKING growth with key investments in operations, marketing, and supply chain FOCUSED GROWTH in strategic, high-potential emerging and new markets

31 INCREASE COMPARABLE STORE SALES GROWTH OF BR U.S.

Returning Baskin-Robbins U.S. to Growth Leveraging 65-year Heritage and 92% Aided Brand Awareness Optimizing Restaurant Base Capitalizing on Flavor Equity and Cake Opportunity with Enhanced Marketing Driving Improved Operations 32

Franchisee-Model Enables Leveraged Capital Structure and Financial Flexibility 33 4.9 4.6 4.4 4.2 4.1 5.2 5.2 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 DELEVERAGE EBITDA growth & required amortization payments SHARE REPURCHASE Executed $450M repurchase in 2012 DIVIDENDS Raised quarterly dividend from $0.15 in 2012 to $0.19 in Q1 2013 UPSIZED TERM LOAN IN JULY 2012

2013 Guidance 34 DUNKIN’ DONUTS U.S. 3% – 4% comp store sales growth 330 – 360 total net unit development 450 – 500 remodels INTERNATIONAL (DD & BR) 400 – 500 total net unit development BASKIN-ROBBINS U.S. 1 – 3% comp store sales growth 0 – (30) total net unit development BUSINESS SEGMENTS DUNKIN’ BRANDS 6 – 8% revenue growth 10 – 12% adjusted operating income growth 150 to 200 bps of adjusted operating income margin expansion $1.48 – $1.51 EPS $125 – $135M Free Cash Flow

Long-Term Earnings Targets 35 STRONG, CONSISTENT REVENUE GROWTH U.S. consolidated comps in the 2 – 4% range Total net unit development of approximately 3 – 5% with opportunity to accelerate HIGHLY LEVERAGEABLE COST STRUCTURE Drives margin expansion of 150 – 200 bps per year STRONG FREE CASH FLOW Facilitates earnings growth through deleveraging or shareholder payout DRIVERS LONG-TERM TARGETS 6 – 8% revenue growth 10 – 12% adjusted operating income growth 15%+ adjusted EPS growth

36  Brands have unique mix of heritage and consumer buzz  Track record of driving strong comps  Domestic and international growth opportunities  Focused on driving disciplined, profitable growth by franchisees  Asset-light business model generating strong cash flow Key ingredients in place to drive sustainable long- term growth

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